EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

Supplement to Prospectus dated March 1, 2018 and

Summary Prospectus dated March 1, 2018

The Board of Trustees of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust, has called a Special Meeting of Shareholders (the “Meeting”) to be held on or about September 20, 2018 to consider a proposal to change the Fund’s investment objective. The Fund’s current investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios advised by Eaton Vance Management (“Eaton Vance”) or its affiliates. The Fund’s new objective will be to achieve long-term after-tax return for its shareholders.

If the change in the Fund’s investment objective is approved by the Fund’s shareholders, the Fund will seek its objective by investing primarily in diversified tax-managed portfolios managed by Eaton Vance and its affiliates that invest at least 80% of their net assets in equity securities and the Fund will maintain its ability to invest directly. The Fund will be permitted to invest up to 20% of its assets in other types of preferred and hybrid securities including those that are designated as debt securities by the issuer.

If the change to the Fund’s objective is approved, it will become effective as soon as practicable following the Meeting (or any adjournment thereof). Additional information about the proposal is contained in the Fund’s proxy materials, which are expected to be mailed on or about August 13, 2018 to shareholders of record on July 17, 2018. The Notice of Special Joint Meeting of Shareholders and Proxy Statement are available online at http://www.eatonvance.com/funddocuments.

August 13, 2018	29941 8.13.18